UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2023
AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313)	758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 4, 2023, American Axle & Manufacturing Holdings, Inc., ("AAM" or "Company") held its annual meeting of stockholders. At the meeting, AAM’s stockholders voted on three proposals and cast their votes as shown below.

Proposal 1: Election of Directors

The following directors were nominated to serve for three-year terms expiring at the annual meeting of stockholders in 2026. Results of the election are shown below.

	Number of Votes

Nominee	For	Against	Abstain	Broker Non Votes
James A. McCaslin	83,533,296	18,509,248	181,789	6,673,032
William P. Miller II	97,592,605	4,522,463	109,265	6,673,032
Sandra E. Pierce	97,765,802	4,325,051	133,480	6,673,032

Proposal 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

AAM’s stockholders voted for, on a non-binding advisory basis, the compensation of AAM’s named executive officers, by the vote shown below.

Number of Votes

For	78,399,832
Against	23,716,397
Abstain	108,104
Broker Non Vote	6,673,032

Proposal 3: Approval, on an advisory basis, of the frequency of future advisory votes on executive compensation.

AAM’s stockholders voted for, on a non-binding advisory basis, the alternative of one-year for future advisory votes on executive compensation.

Number of Votes

1 Year	95,454,443
2 Years	120,932
3 Years	6,597,414
Abstain	51,544
Broker Non Votes	6,673,032

Proposal 4: Ratification of appointment of Deloitte & Touche LLP as AAM’s independent registered public accounting firm for the year ending December 31, 2023

The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved with the votes shown below.

Number of Votes

For	106,031,972
Against	2,818,645
Abstain	46,748

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	May 4, 2023	By:	/s/ Christopher J. May
Christopher J. May
Executive Vice President & Chief Financial Officer